Exhibit 10(j)

[LOGO]  NASD                           National Association of
                                       Securities Dealers, Inc.
                                       1735 K Street, N.W.
                                       Washington, D.C.  20006
                                       (202) 728-8000


                                       May 11, 1992


Mr. Anthony J. Da Prato
SunAmerica Capital Services, Inc.
733 Third Avenue
New York, New York 10017-3204

                   Re: Subordinated Loan Agreement
                   File No:     10-D-SLA-10833
                   Lender:      Broad Inc.
                   Amount:      $4,000,000   Expiration:
             03/15/97
Dear Mr. Da Prato:

      The National Association of Securities Dealers, Inc. has found the above referenced Agreement acceptable as a satisfactory subordination agreement effective as of March 16, 1992.

      Appendix D of SEC Rule 15c3-1 requires the prior written approval of the NASD before any repayment of a subordination agreement can be made. Accordingly, unsecured advances to the lender during the term of the Agreement are not permitted, since such advances would constitute unauthorized prepayments. All unauthorized prepayment matters are presented to the District Business Conduct Committee for disciplinary review.

    Please bear in mind that all notifications to the Association required by the provisions of this Agreement must be made by telegraphic notice and filed wit both the District
Office in your area and the Executive Office in Washington, D.C.

      Any questions which you have regarding this Agreement or our acceptance thereof should be addressed to the District
Office in New York.

                                       Very truly yours,




                                       Thomas R. Cassella
                                       Vice President
                                       Financial Responsibility


cc:   Mr. William S. Clendenin, Director
      New York District Office
NASD



MASTER SUBORDINATED LOAN AGREEMENT

SL-1

AGREEMENT BETWEEN:


             Lender       Broad Inc.
             ------------------------------------------------
------------
                          (Name)


             11601 Wilshire Boulevard
             ------------------------------------------------
------------
                          (Street Address)


             Los Angeles        California          90025-1748
             ----------------   -------------       ------------
                 (City)           (State)           (Zip)


                               AND


             Broker-Dealer      SunAmerica Capital Services,
Inc.
             ------------------------------------------------
------------
                          (Name)


             10 Union Square East
             ------------------------------------------------
------------
                          (Street Address)


             New York               New York
10003
             -------------        -------------           ------
------
                 (City)             (State)
(Zip)



             NASD ID NO.:       13158
             ------------------------------------------------
------------


             DATE FILED:  February 25, 1992
             ------------------------------------------------
------------

                              NASD


MASTER SUBORDINATED LOAN AGREEMENT


             AGREEMENT dated February 24, 1992 to be
effective March 16, 1992 ("Effective Date") between BROAD
INC. ("Lender") and SUNAMERICA CAPITAL SERVICES, INC.
("Broker-Dealer").


                         R E C I T A L S


             A. Broker-Dealer desires to from time to time obtain subordinated loans from Lender in order to meet certain of its financial obligations.

             B. Lender desires, at its sole discretion, to make such loans to Broker-Dealer subject to the terms and conditions of this Agreement.

             C. Lender and Broker-Dealer have heretofore entered into a Subordinated Loan Agreement dated January 10, 1992, as amended, pursuant to which $3,000,000 was loaned to Broker-Dealer ("Prior Loan"). The Prior Loan remains in full force and effect, and is not altered or otherwise affected under this Agreement.

             D. Lender has agreed to make an initial loan pursuant to this Agreement of $4,000,000 ("Initial Loan") on the Effective Date.

             NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


Ia.   SUBORDINATED LOANS
      ------------------

             Except for the Initial Loan, Lender is not obligated to make-any loans to Broker-Dealer hereunder. All loans that Lender may determine to make under this Agreement shall be repaid to Lender or its assigns on March 15, 1997 (the "Scheduled Maturity Date") (the last day of the month at least one year from the effective date of this Agreement) at the principal office of Broker-Dealer plus interest thereon payable at the rate of seven (7%) percent per annum from the effective date of this Agreement, which date shall be the date so agreed upon by Lender and the Broker-Dealer unless otherwise determined by the National Association of Securities Dealers, Inc. ("NASD"). This Agreement shall not be considered a satisfactory subordination agreement pursuant to the provisions of 17 CFR 240.15c3-ld unless and until the NASD has found the Agreement acceptable and such Agreement has become effective in the form found acceptable.

             Broker-Dealer shall comply with the following procedure in requesting loans from Lender:
             (a)   Broker-Dealer will request loans from
Lender in such manner as Lender may from time to time prescribe.

             (b) Lender may make loans to Broker-Dealer in increments of at least $3,000,000 under this Agreement, subject to an aggregate maximum principal amount of $15,000,000 under this Agreement. Except for the Initial Loan, no loans shall be made except when requested in writing by Broker-Dealer, and if Lender, in its sole discretion, shall agree to make such loan. Each such loan shall be evidenced by a Loan Certificate, a copy of which is attached hereto as Exhibit A, which shall describe, among other things (i) the loan amount requested, (ii) the total amount of principal and interest then outstanding under this Agreement, (iii) the total amount of interest which is to be subordinated under the loans outstanding under this Agreement, and (iv) the date of the loan.

             (c) Within three (3) days following obtaining a loan under this Agreement, Broker-Dealer shall file a manually signed copy of the Loan Certificate with the NASD's Department of Surveillance, and a copy thereof with the NASD District Office for New York.

      The cash proceeds covered by this Agreement shall be used and dealt with by the Broker-Dealer as part of its capital and shall be subject to the risks of the business.
The Broker-Dealer shall have the right to deposit any cash proceeds of this Subordinated Loan Agreement in an account or accounts in its own name in any bank or trust company.


      The Lender irrevocably agrees that the obligations of the Broker-Dealer under this Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payment or provision for payment in full of all claims or all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Payment Obligation (as defined herein) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c31d, except for claims which are the subject of the subordination agreements which rank on the same priority as or are junior to the claim of the Lender under such subordination agreements.

I.    PERMISSIVE PREPAYMENTS
      ----------------------

             At the Option of the Broker-Dealer, but not at the option of the Lender, payment of all or any part of the "Payment Obligation" amount hereof prior to the Scheduled Maturity Date may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD, but in no event may any prepayment be made before the expiration of one year from the date this Agreement became effective. No prepayment shall be made if, after giving effect thereto (and all payments of Payment Obligations under any other subordination agreements then outstanding, the maturity or accelerated maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Payment Obligation hereof is scheduled to mature, whichever date is earlier), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 1000 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (f) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (f), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

II.   SUSPENDED REPAYMENTS
      --------------------

      (a) The Payment Obligation of the Broker-Dealer shall be suspended and shall not mature if, after giving effect to such payment (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (f) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (f), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

III.  LENDER'S RIGHT TO ACCELERATE THE MATURITY OF
      THE PAYMENT OBLIGATION (OPTIONAL)
      --------------------------------------------

      This section is intentionally omitted.

IV.   ACCELERATED MATURITY OF THE SUBORDINATION
      AGREEMENT UPON THE OCCURENCE OF AN EVENT OF
      ACCELERATION (OPTIONAL).
      --------------------------------------------

      This section is intentionally omitted.

V.    ACCELEPATED MATURITY OF THE SUBORDINATION
      AGREEMENT UPON THE OCCURRENCE OF AN EVENT
      OF DEFAULT (OPTIONAL)
      --------------------------------------------

      (a) If the liquidation of the business of the Broker-Dealer has not already commenced, the Payment
Obligation shall mature, together with accrued interest or compensation, upon the occurrence of an Event of Default, as hereinafter defined.

      Events of Default shall be:

(i)   The filing of an application by the Securities
Investor Protection Corporation for a decree adjudicating that customers of the Broker-Dealer are in need of protection under the Securities Investor Protection Act of 1970 and the failure of the Broker-Dealer to obtain the dismissal of such application within 30 days;

(ii)  Intentionally omitted.


(iii) Revocation by the Commission of the registration of the Broker-Dealer;

(iv) Suspension by the NASD (without reinstatement within 10 days) or revocation of the Broker-Dealer's status as a member thereof; and,

(v) Receivership, insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer.

VI.      NOTICE OF MATURITY OR ACCELERATED MATURITY
         ------------------------------------------

      The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker-Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph (f) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (f), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

VII.     BROKER-DEALERS CARRYING THE ACCOUNTS
         OF SPECIALISTS AND MARKET MAKERS IN LISTED
         OPTIONS
         -------------------------------------------

        A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority.

VIII.    BROKER-DEALERS REGISTERED WITH CFTC
         -----------------------------------

      If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the Organization agrees, consistent with the requirements of 1.17(h) of the regulations of the CFTC (17 CFR
1.17(h)), that:

(a)   Whenever prior written notice by the Broker-
Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Accountant of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the organization's designated self-regulatory organization the "DSRO");

(b) Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-Dealer shall also obtain the prior written consent, permission or approval of the CFTC (and/or of the DSRO); and,

(c) Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-Dealer shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

IX.   SUBORDINATION OF ACCRUED INTEREST PAYABLE
      (OPTIONAL)
      ------------------------------------------------

             The Lender and Broker-Dealer hereby elect to have all eligible accrued interest payable on the loans obtained hereunder considered as additional subordinated capital for purposes of computing net capital, subject to the terms and conditions set forth in the instructions. The aggregate total of accrued interest to be considered as additional subordinated capital provided for hereunder shall be equal to seven percent (7%) per annum on the outstanding principal balance under each Loan Certificate, less an amount equal to interest accrued during the 12 months prior to the Scheduled Maturity Date.


/s/ SR                   3/2/92              /s/ JRB
------------------------------------         ------------
(Broker-Dealer's Initials)   (Date)    (Lender's
Initials)      (Date)


      This Agreement shall not be subject to
cancellation by either the Lender or the Broker-
Dealer, and no payment shall be made, nor the Agreement terminated, rescinded, or modified my mutual consent or otherwise if the effect thereof would be inconsistent with the requirements of 17 CFT 240.15c3-
1 and 240.15c3-1.

      The Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or otherwise disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereon without the prior written consent of the NASD.

      In the event of the appointment of a receiver or trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities
Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer, the Payment
Obligation of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker-Dealer until all claims of all other present and future creditors of the Broker-
Dealer, whose claims are senior hereto, have been fully satisfied.

        The Leader irrevocably agrees that the loans evidenced hereby are not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the By-Laws, rules and practices of the NASD. The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors and stockholders as the Lender deems necessary and appropriate under the circumstances.
The Lender is not relying upon the NASD to provide any information concerning or relating to the Broker-
Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

      The term "Broker-Dealer" as used in this Agreement shall include the broker-dealer, its heirs, executors, administrators, successors, and assigns.

      The term "Payment Obligation" shall mean the obligation of the Broker- Dealer to repay cash loaned to it pursuant to this Subordinated Loan Agreement.

      The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender and their respective heirs, executors, administrators, successors and assigns.

      Any controversy arising out of or relating to this Agreement may be submitted to and settled by arbitration pursuant to the By-Laws and rules of the NASD. The Broker-Dealer and the Lender shall be conclusively bound by such arbitration.

      This instrument embodies the entire agreement between the Broker-Dealer and Lender and no other evidence of such agreement has been or will be executed without the prior written consent of the NASD.


      This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of California in all respects.

      IN WITNESS WHEREOF the parties have set their hands and seal this 25th day of February, 1992.

                          SUNAMERICA CAPITAL SERVICES,
INC.
                          ------------------------------
------------
                          (Name of Broker-Dealer)

                          By:   /s/ STEVE ROTHSTEIN
L.S.
                                ------------------------
------------
                                (Authorized Person)

                          BROAD INC.

                          By:   /s/ JAMES R. BELARDI
L.S.
                                ------------------------
------------
                                       (Lender)

                          FOR NASD USE ONLY

                          ACCEPTED BY        /s/ THOMAS
R. CASSELLA
                                       ------------------
---------
                                             (Name)

                                       Thomas R. Cassella
                                       Vice President
                                       Financial
Responsibility
                                       ------------------
---------
                                             (Title)


                          *EFFECTIVE DATE:       03-16-92
                          ------------------------------

                          LOAN NUMBER:   10-D-SCA.10833
                          ------------------------------
LOAN CERTIFICATE

    On February 24, 1992, SunAmerica Capital Services,
Inc. ("Broker-Dealer"), and Broad, Inc. ("Lender") entered into a Master Subordinated Loan Agreement
("Agreement").

Pursuant to the terms of the Agreement Lender may from time to time make loans to Broker-Dealer in minimum increments of $3,000,000 up to a maximum aggregate principal amount of $15,000,000 with interest on the outstanding balance at seven percent (7%) per annum.

This Loan Certificate evidences a subordinated loan
("this loan") made to Broker-Dealer pursuant to the Agreement.

      1.     This loan amount:         $4,000,000
                                       ------------------

      2.     Date of this loan:        March 16, 1992
                                       ------------------

      3.     Maximum amount of interest
             to be subordinated under
             this loan:                $1,120,000
                                       ------------------
      4.     Aggregate principal amount
             of this and prior loans
             pursuant to the Agreement:      $4,000,000
                                       ------------------
      5.     Aggregate maximum amount of
             interest to be subordinated
             under to this and prior
             loans pursuant to the
             Agreement:                $1,120,000
                                       ------------------

             Pursuant to the Agreement, a manually signed copy of this Loan Certificate shall be filed within three days following the above date of this loan with the NASD Department of Surveillance and an additional copy with the NASD District Office for New York.

BROKER-DEALER:                         LENDER:

SunAmerica Capital                     Broad Inc.
Service, Inc.


                                     /s/ JAMES R. BELARDI
By --------------------------------    By -----------------
 MASTER SUBORDINATED LOAN AGREEMENT
       LENDER'S ATTESTATION
       --------------------

      It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

             1.    I have received and reviewed NASD
                   Form SLD, which is a reprint of
                   Appendix D of 17 CFR 240.15c3-1. And
                   am familiar with its provisions.

             2.    I am aware that the funds or
                   securities subject to this Agreement
                   are not covered by the Securities
                   Investor Protection Act of 1970.

             3.    I understand that I will be furnished
                   financial statements pursuant to SEC
                   Rule 17a-5(c).

             4.    On the date this Agreement was
                   entered into, the broker-dealer
                   carried funds or securities for my
                   account. (State Yes or No)  No.

             5.    Lender's business relationship to the
                   broker-dealer is:  Broker-dealer is a
                   fifth tier subsidiary of Lender and
                   Lender continuously monitors the
                   fiscal status and reports of broker-
                   dealer.

             6.    If not a partner or stockholder
                   actively engaged in the business of
                   the broker-dealer, acknowledge
                   receipt of the following:   Not
                   applicable.

                   a.     Certified audit and
                          accountant's certificate dated
                          __________.

                   b.     Disclosure of financial and/or
                          operational problems since the
                          last certified audit which
                          required reporting pursuant to
                          SEC Rule 17a-11.  (If no such
                          reporting was requried, state
                          "none")

                   c.     Balance sheet and statement of
                          ownership equity dated _______.

                   d.     Most recent computation of net
                          capital and aggregate
                          indebtedness or aggregate debit
                          items dated _______, reflecting
                          a net capital of $__________
                          and a ratio of _________.

                   e.     Debt/equity ratio as of
                          ________ or ___________.

                   f.     Other disclosures:
                          ______________________


Dated:       February 25, 1992         By:   BROAD INC.,
             ------------------
                                       /s/ JAMES R. BELARDI
  L.S.
                                       --------------------
-------
                                             (Lender)
CERTIFICATE OF SECRETARY

             I, Susan L. Harris, Secretary of BROAD INC., a Maryland corporation (this "Corporation"), do hereby certify that the Executive Committee of the Board of Directors of this Corporation on February 24, 1992 adopted the following resolutions and that such resolutions have not been amended or rescinded from the date of their adoption and are in full force and effect as of the date hereof:

             1.    Authorization of Master Subordinated
                   Loan
                   Agreement with SunAmerica capital
                   Services, Inc.
                   -------------------------------------
                   -----------

                   BE IT RESOLVED that the Executive
             committee of this Corporation after review of the net capital infusion needs of SunAmerica Capital Services, Inc.
             ("SunAmerica"), hereby authorizes this
             Corporation to enter into a Master
             Subordinated Loan Agreement ("Agreement") dated as of February 24, 1992, to be effective on March 16, 1992, pursuant to the terms of which this Corporation will make an initial subordinated loan to SunAmerica in the amount of $4,000,000, and, thereafter, has the discretion to make additional loans to SunAmerica in increments of at least $3,000,000, subject to an aggregate maximum principal amount outstanding under the Agreement of
             $15,000,000; and

                   RESOLVED FURTHER that James R.
             Belardi, Vice President of this
             Corporation, is hereby authorized to
             execute said Agreement on behalf of this Corporation, and further, to make such changes in the terms and conditions of such Agreement as may be necessary to conform to the requirements of Title 17 CFR 240.15c-
             3-ld and the rules of the National
             Association of Securities Dealers; and

                   RESOLVED FURTHER that the Executive
             Committee hereby ratifies any and all
             action that may have been taken by the
             officers of this Corporation in connection with the foregoing resolutions and authorizes the officers of this Corporation to take any and all such further actions as may be deemed appropriate to reflect these resolutions and to carry out their tenor, effect and intent.


             IN WITNESS WHEREOF, the undersigned has
executed this Certificate and affixed the seal of this Corporation, this 10th day of March 1992.


/s/ SUSAN L. HARRIS
------------------------------------
Susan L. Harris, Secretary
                         EXHIBIT A

                     LOAN CERTIFICATE

    On February 24, 1992, SunAmerica Capital Services,
Inc. ("Broker-Dealer"), and Broad Inc. ("Lender") entered into a Master Subordinated Loan Agreement
("Agreement").

      Pursuant to the terms of the Agreement Lender may from time to time make loans to Broker-Dealer in minimum increments of $3,000,000 up to a maximum aggregate principal amount of $15,000,000 with interest on the outstanding balance at seven percent (7%) per annum.

      This Loan Certificate evidences a subordinated loan ("this loan") made to Broker-Dealer pursuant to the Agreement.

      1.     This loan amount:         --------------------

      2.     Date of this loan:        --------------------

      3.     Maximum amount of interest
             to be subordinated under
             this loan:                --------------------

      4.     Aggregate principal amount of
             this and prior loans
             pursuant to theAgreement: -----------------

      5.     Aggregate maximum amount of
             interest to be subordinated
             under to this and prior
             loans pursuant to the
             Agreement:                --------------------

      Pursuant to the Agreement, a manually signed copy of this Loan Certificate shall be filed within three days following the above date of this loan with the NASD
Department of Surveillance and an additional copy with the NASD District office for New York.

BROKER-DEALER:                         LENDER:

SunAmerica Capital                     Broad Inc.
Services, Inc.


By                              By     /s/ JAMES R. BELARDI
    -------------------------------    ---------------------